UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

Todos Medical Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-56026	n/a
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

121 Derech Menachem Begin, 30th Floor

Tel Aviv, 6701203 Israel

(Address of principal executive offices)

Registrant’s telephone number, including area code: 972 (52) 642-0126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 28, 2022, Todos Medical Ltd. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). A total of 309,992,592 ordinary shares, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Proxy Statement, filed with the Securities and Exchange Commission on August 22, 2022 are as follows:

Proposal 1. The resolution to amend the Company’s Articles of Association: (a) to increase the Company’s authorized share capital to permit the issuance of a total of up to 10,000,000,000 (ten billion) ordinary shares of the Company; and (b) to make the Company’s Series A Preferred Shares convertible into ordinary shares at a ratio of 100,000 ordinary shares for each Series A Preferred Share was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
226,572,904	70,622,620	12,797,068

Proposal 2. The compensation packages recommended by the Compensation Committee and approved by the Board, including compensation for each of the Company’s currently serving Directors and C-level officers, as well as for the External Directors was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
248,666,107	50,727,371	10,599,114

Proposal 3. The re-election of Gerald Commissiong, Dr. Herman Weiss, Daniel Hirsch and Moshe Abramovitz as directors of the Company was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
281,071,350	26,587,463	2,333,779

Proposal 4. The reauthorization of the Company’s Board of Directors to effect a reverse split of the Company’s ordinary shares, such that the Board of Directors may effect a reverse split of the Company’s entire share capital share at a ratio within the range from 1-for-2 up to 1-for-500, provided that the Company shall not effect reverse share splits that, in the aggregate, exceed 1-for 500 was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
261,232,412	44,435,499	4,324,681

Proposal 5. The appointment of Yarel and Company as the Company’s Auditors for the 2021 financial year was ratified by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
291,391,195	12,518,568	6,082,829

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2022

TODOS MEDICAL LTD.

By:	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer

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